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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 5, 2007

MEDUSA STYLE CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	000-50480	98-0389557
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

580 Hornby Street
Suite 210
Vancouver, British Columbia
Canada V6C 3B6
(Address of principal executive offices and Zip Code)

(604) 687-6991
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

SIGNATURES

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 5, 2007, we entered into a Letter of Intent with En2Go, Inc, Paul Fishkin, Tolga Katas and Christine Marie, collectively referred to "En2Go, Inc.", whereby we agreed to negotiate an Agreement and Plan of Merger and Reorganization (the "Definite Agreement") to acquire 100% of the outstanding equity securities of En2Go, Inc. with a proposed Closing Date, subject to a number of conditions being completed, on or about March 31, 2007.

On April 5, 2007, the parties mutually agreed to amend the original Letter of Intent to extend the proposed Closing Date to on or about May 31, 2007.

The other terms and conditions contained in the original Letter of Intent remain the same and in full force and effect.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 10th day of April 2007.

MEDUSA STYLE CORPORATION

BY:	BRUCE SCHMIDT
Bruce Schmidt, president, principal executive officer, and sole member of the board of directors